EXHIBIT 10(a)

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT


      Investment Advisory Agreement ("Agreement") made this ____ day of September, 1998 between 1st ATLANTIC GUARANTY CORPORATION., a Maryland corporation (the "Company"), and KEY ASSET MANAGEMENT INC., a New York corporation (the "Adviser") (collectively, the "Parties").

      WHEREAS,   the  Company  is  organized  and  intends  to  operate  as  a face-amount certificate investment company and is so registered under the Investment Company Act of 1940, as amended, (the "Act"); and

      WHEREAS,  the  Company  has  registered,   or  will  register,   certain
face-amount certificates ("Certificates") under the Securities Act of 1933, as amended, ("1933 Act"), to the extent required thereby; and

      WHEREAS, the Company has issued or will issue shares of capital stock in accordance with the Act; and

      WHEREAS, the assets of the Company will be used to support the Company's obligations under the Certificates to the extent required by the Act; and

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged principally in the business of rendering investment advisory services; and

      WHEREAS, the Company desires to have the Adviser perform the investment advisory services described herein, and the Adviser desires to provide these services to the Company.

      NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, and other good and valuable consideration the receipt of which is hereby acknowledged, the Parties agree as follows:


      1.    APPOINTMENT OF THE ADVISER.

      (a) The Company hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to act as the investment adviser to the Company for the period and on the terms herein set forth, for the compensation provided on Schedule A hereto.


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      (b)   The  Adviser  shall  for all  purposes  herein  be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.


      2.    SERVICES TO BE PROVIDED BY THE ADVISER.

      The Adviser, at its own expense or pursuant to arrangements with others to bear the expenses, shall furnish the services described below to the Company subject to the overall supervision and review of the Company's Board of Directors ("Board") and in accordance with, as in effect from time to time, the provisions of the Company's Articles of Incorporation ("Articles"), By-Laws, registration statements, and applicable law (including, without limitation, the Act, the 1933 Act, and the Internal Revenue Code). The Adviser shall give the Company the benefit of its best judgment and efforts in rendering its services as investment adviser.

      (a) INVESTMENT PROGRAM. The Adviser shall continuously furnish an investment program for the Company. In connection therewith, the Adviser shall:

      (i) manage the assets of the Company that it receives from the Company, from time to time, to ensure that the Company has, in cash or qualified investments (as that term is defined by Section 28(b) of the Act), assets having an aggregate value not less than that required by applicable law;

      (ii) determine, consistent with guidelines provided from time to time by the Company, what investments the Company shall purchase, hold, sell, or exchange and what portion, if any, of the Company's assets shall remain uninvested, and shall take such steps as may be necessary to implement the same;

      (iii) determine, to whatever extent necessary, the manner in which to exercise any voting rights, rights to consent to corporate action, or other rights pertaining to the Company's investment securities; and

      (iv) render regular reports to the Company, at regular meetings of its Board and at such other times as may be reasonably requested by the Board, of (x) the decisions which it has made with respect to the investment of the assets of the Company and the purchase and sale of its investment securities, (y) the reasons for such decisions, and (z) the extent to which it has implemented those decisions.

      (b) PORTFOLIO SECURITIES TRANSACTIONS. The Adviser, subject to and in accordance with any directions that the Company's Board may issue from time to time, shall place orders for the execution of the Company's securities transactions. When placing orders, the Adviser shall seek to obtain the best net price and execution ("best execution") for the Company, but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other

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

standards set forth in this section have been satisfied. The Parties recognize that there are likely to be many cases in which different brokers are equally able to provide best execution and that, in selecting among such brokers with respect to particular trades, it may be desirable to choose those brokers who furnish research, statistical, quotations and other information to the Company, as well as the Adviser, in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines that the Company will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission for a securities transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker. Accordingly, the Company and the Adviser agree that the Adviser shall select brokers for the execution of the Company's transactions from among:

      (i) those brokers and dealers who provide quotations and other services to the Company, specifically including the quotations necessary to determine the aggregate assets of the Company, in such amount of total brokerage as may reasonably be required in light of such services; and

      (ii) those brokers and dealers who supply research, statistical and other data to the Adviser or its affiliates, which the Adviser or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Company, or which place the Adviser in a better position to make decisions in connection with the management of the Company's assets, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

The Adviser shall render regular reports to the Company, not less frequently than quarterly, of how much total brokerage business has been placed by the Adviser with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished. The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser's paramount duty to obtain the best execution for the Company.

      (c) TENDER OFFER SOLICITATION FEES. The Adviser shall use its best efforts to recapture all available tender offer solicitation fees in connection with tenders of the securities of the Company, and any similar payments, provided, however, that neither the Adviser, nor any affiliate of the Adviser shall be required to register as a broker-dealer for this purpose. The Adviser shall advise the Board of any fees or payments of whatever type that it may be possible for the Adviser or an affiliate of the Adviser to receive in connection with the purchase or sale of investment securities for the Company.

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

      (d) VALUATION OF INVESTMENTS. The Adviser shall value the investments of the Company as often as necessary to en able the Company to continually meet the stock and minimum certificate reserve requirements required by the Act. The Company shall provide, or arrange for others to provide, all necessary information for the calculation of the aggregate value of the Company's assets.

      (e) ASSISTANCE WITH REGULATORY MATTERS. The Adviser shall provide such assistance, cooperation, and information to the Company or its designee, as the same may reasonably request from time to time, to enable the Company to:

      (i) prepare, amend, file, and/or deliver its registration statements, regulatory reports, periodic reports to shareholders and other documents (including tax returns) required by applicable law in a timely manner; and

      (ii) develop, implement, maintain, and monitor a compliance program for assuring compliance with all federal and state securities law matters.

The Parties acknowledge that the Company or its designee shall have primary responsibility for the foregoing matters.

      (f)   INFORMATION, RECORDS, AND CONFIDENTIALITY.

      (i) The Company or its designee shall provide timely information to the Adviser regarding such matters as cash received from the issuance of the Certificates, and all other information as may be reasonably necessary or appropriate for the Adviser to perform its responsibilities hereunder.

      (ii) The Company shall own and control all records maintained hereunder by the Adviser on the Company's behalf and, upon request of the Company or in the event of termination of this Agreement for any reason, the Adviser shall promptly return to the Company all such records, free from any claim or retention of rights by the Adviser and without charge by the Adviser except for the Adviser's direct expenses.

      (iii) The Adviser shall not disclose or use any records or information obtained pursuant hereto except as expressly authorized herein, and shall keep confidential any information obtained pursuant hereto, and disclose such information only if the Company has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

      (g) PERSONNEL. The Adviser shall compensate all Directors, officers and employees of the Company who are directors, officers, stockholders, or employees of the Adviser or its affiliates.

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

      (h) DELEGATION TO SUB-ADVISERS. Subject to the approval of the Board and the shareholders of the Company, the Adviser may delegate to a sub-adviser certain of its duties herein, provided that the Adviser shall continue to supervise the performance of any such sub-adviser.


      3.    EXPENSES OF THE COMPANY.

      Except for expenses that the Adviser expressly assumes pursuant to this Agreement, the Company shall bear, or cause others to bear, all expenses for its operations and activities, and shall cause the Adviser to be reimbursed, by the Company or others, for any such expense that the Adviser incurs on behalf of the Company. The expenses borne by the Company include, without limitation:

      (a)   fees and expenses paid to the Adviser as provided herein;

      (b)   expenses of all audits by independent public accountants;

      (c) expenses of transfer or dividend disbursing agent, registrar, custodian, or depository appointed for safekeeping of the Company's cash, securities, and other property;

      (d) expenses of obtaining quotations which assist in calculating the value of the assets of the Company;

      (e) salaries and other compensation of executive officers of the Company who are not directors, officers, stockholders or employees of the Adviser or its affiliates;

      (f) all taxes levied against the Company, including issuance and transfer taxes, and corporate fees payable by the Company to federal, state or other governmental agencies;

      (g) brokerage fees and commissions in connection with the purchase and sale of securities for the Company , and similar fees and charges for the acquisition, disposition, lending or borrowing of such securities;

      (h)   costs, including the interest expense, of borrowing money;

      (i) costs incident to meetings of the Board and shareholders of the Company (exclusive of costs of those Directors and employees of the Company who are "interested persons" of the Company within the meaning of the Act);

      (j) fees and expenses of Directors who are not "interested persons" of the Company within the meaning of the Act;

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

      (k) legal fees, including the legal fees related to the registration and continued qualification of the Certificates for sale;

      (l) costs and expense of registering and maintaining the registration of the Company and the Certificates under federal and any applicable state laws;

      (m) the preparation, setting in type, printing in quantity and distribution of materials distributed to current and prospective Certificate holders of the Company, such as prospectuses, supplements thereto, and any other communications pertaining to the Certificate holders;

      (n) the preparation, setting in type, printing in quantity and distribution of materials distributed to the shareholders of the Company, such as periodic reports, proxy materials (including proxy statements and proxy cards) relating to the Company and the processing, including tabulation, of the results of voting instruction and proxy solicitations, and any other communications pertaining to the shareholders;

      (o) the fees and expenses involved in the preparation of all reports as required by federal or state law;

      (p)   postage;

      (q) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Company in connection therewith;

      (r) trade association dues for the Investment Company Institute or similar organizations; and

      (s) any errors and omissions or other liability insurance premiums covering the Directors, officers, and employees of the Company.


      4.    COMPENSATION OF THE ADVISER.

      As compensation to the Adviser for services rendered furnished hereunder, the Company shall pay the Adviser a fee in the amount and manner set forth in Schedule A. The fee shall be reduced by any tender solicitation fees received by the Adviser, or any affiliated person of the Adviser, in connection with the tender of investments of the Company or any similar payments (less any direct expenses incurred by the Adviser, or any affiliated person of the Adviser, in connection with such fees or payments).

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

      5.    ACTIVITIES OF THE ADVISER.

      The services of the Adviser to the Company under this Agreement are not exclusive, and the Adviser and any of its affiliates shall be free to render similar services to others, so long as its services hereunder are not impaired thereby. Subject to and in accordance with the Company's Articles of Incorporation and By-Laws, the Articles of Incorporation and By-Laws of the Adviser, and any applicable requirements of the Act, it is understood that Directors, officers, agents, shareholders, and Certificate holders of the Company are or may be interested persons of the Adviser or its affiliates as directors, officers, agents, or stockholders, or otherwise; that directors, officers, agents, or stockholders of the Adviser or its affiliates are or may be interested persons of the Company as Directors, officers, agents, shareholders or otherwise; that the Adviser or its affiliates may be interested in the Company as shareholders or otherwise; and the effect of such interest shall be governed by the Act.


      6.    LIABILITIES OF THE ADVISER.

      The Adviser shall indemnify and hold harmless the Company and each of its Directors and officers (or former Directors and officers) and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, "Indemnitees") from all loss, cost, liability, claim, damage, or expense (including the reasonable cost of investigating and defending against the same and any counsel fees reasonably incurred in connection therewith) (collectively, "Loss") incurred by any Indemnitees under the 1933 Act or under common law or otherwise which arise out of or are based upon or are a result of (i) the Adviser's willful misfeasance, bad faith, or negligence in the performance of its duties, or (ii) the reckless disregard of its obligations and duties under this Agreement, or that of its officers, agents, and employees, in the performance of this Agreement.

      In no event shall Adviser be liable to any Indemnitee for any Loss that does not arise out of or is not based upon or is not a result of (i) the Adviser's willful misfeasance, bad faith, or negligence in the performance of its duties, or (ii) the reckless disregard of its obligations and duties under this Agreement, or that of its officers, agents, and employees, in the performance of this Agreement.

      In case any action shall be brought against any Indemnitee, the Adviser shall not be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Indemnitee, unless the Indemnitee shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnitee (or after the Indemnitee shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve it from liability to the Indemnitees against whom such action is brought otherwise than on account of this Section 6. The Adviser shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the

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

Adviser elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Indemnitees that are defendants in the suit. In the event the Adviser elects to assume the defense of any such suit and retain such counsel, the Indemnitees that are defendants in the suit shall bear the fees and expenses of any additional counsel retained by them, but, in case the Adviser does not elect to assume the defense of any such suit, the Adviser will reimburse the Indemnitees that are defendants in the suit for the reasonable fees and expenses of any counsel retained by them. The Adviser shall promptly notify the Company of the commencement of any litigation or proceedings in connection with the issuance or sales of the shares


      7.    TERM AND TERMINATION.

      (a) TERM. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect until _____________, 1999, and shall continue in full force and effect thereafter so long as such continuance is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the Company's outstanding voting securities, and (b) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (b)   TERMINATION. This Agreement:

      (i) may at any time be terminated by the Company without the payment of any penalty, either by vote of the Board or by vote of a majority of the Company's outstanding voting securities, on 60 days' written notice to the Adviser;

      (ii) shall automatically and immediately terminate in the event of its assignment; and

      (iii) may be terminated by the Adviser on 60 days' written notice to the Company.

As used in this Section 7, the terms "assignment," "interested persons," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the Act.


      8. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.


      9. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

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

      10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.


IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed effective as of the date first written above.


                                               1st ATLANTIC GUARANTY
                                               CORPORATION


                                               By:____________________________


ATTEST


By:________________________________


                                               KEY ASSET MANAGEMENT INC.


                                               By:____________________________


ATTEST


By:________________________________

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

                                                                    SCHEDULE A


      This schedule is an integral part of the Agreement to which it is attached. Capitalized terms used herein have the same meaning as given to them in the Agreement, except as otherwise noted. This schedule sets out the compensation of the Adviser for services rendered with respect the Company.


      COMPENSATION

      For its services during the term of this Agreement, Adviser shall receive a quarterly fee payable in arrears based on the annual percentage, set forth below, of the average daily net asset value of the Company's assets that it manages:


      Large Cap Equities and Convertible Securities
      ---------------------------------------------
      Assets                         Annual Fee
      ------                         ----------
      Up to   $25,000,000               0.45%
      Next    $25,000,000               0.40%
      Above   $50,000,000               0.35%


      Small Cap and Midcap Equities
      -----------------------------
      Assets                         Annual Fee
      ------                         ----------
      Up to   $10,000,000               0.90%
      Next    $15,000,000               0.70%
      Next    $25,000,000               0.55%
      Above   $50,000,000               0.45%


      Adopted: ___________, 1998
      Last Amended:  Not applicable

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